April 27, 2021 2021 Annual Meeting of Shareholders Exhibit 99.1

1 This presentation contains forward-looking information and statements, within the meaning of applicable securities laws (collectively, “forward-looking statements”), including, but not limited to, statements regarding Bausch Health's future prospects and performance, the Company’s key growth drivers and our ability to capitalize on same, expected performance and recovery of certain of our products and brands, the anticipated timing of upcoming milestones of certain of our pipeline products and R&D programs, our targeted debt paydown amount and our ability to achieve same, the Company’s plan to spin off or separate its eye health business from the remainder of Bausch Health, including the timing of the internal organizational design/structure and capitalization structure of such transaction, and the expected impact of COVID-19 (including on our employees, supply chain, liquidity and financial position) and our recovery therefrom, Forward-looking statements may generally be identified by the use of the words “plans”, “projects”, "anticipates," "expects," “goals”, "intends," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," “commit,” or "continue" and variations or similar expressions. These forward-looking statements, including management’s expectations and expected targets for 2021 and beyond, are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company's most recent annual and quarterly reports and detailed from time to time in the Company's other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. They also include, but are not limited to, risks and uncertainties caused by or relating to the evolving COVID-19 pandemic, the availability and effectiveness of vaccines for COVID-19, and the fear of that pandemic and its potential effects, the severity, duration and future impact of which are highly uncertain and cannot be predicted, and which may have a material adverse impact on the Company, including but not limited to its supply chain, third party suppliers, project development timelines, employee base, liquidity, stock price, financial condition and costs (which may increase) and revenue and margins (both of which may decrease). They also include, but are not limited to, risks and uncertainties relating to the Company’s proposed plan to spin off or otherwise separate its eye health business from the remainder of Bausch Health, including the expected benefits and costs of such transaction, the expected timing of completion of such transaction and its terms, the Company’s ability to complete such transaction considering the various conditions to the completion of such transaction (some of which are outside the Company’s control, including conditions related to regulatory matters and a possible shareholder vote, if applicable), that market or other conditions are no longer favorable to completing the transaction, that any shareholder, stock exchange, regulatory or other approval (if required) is not obtained on the terms or timelines anticipated or at all, business disruption during the pendency of or following transaction, diversion of management time on transaction-related issues, retention of existing management team members, the reaction of customers and other parties to such transaction, the qualification of such transaction as a tax- free transaction for Canadian and/or U.S. federal income tax purposes (including whether or not an advance ruling from either or both of the Canada Revenue Agency and the Internal Revenue Service will be sought or obtained), potential dissynergy costs between the spun off or separated entity and the remainder of Bausch Health, the impact of such transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Bausch Health is engaged in, behavior of customers, suppliers and competitors, technological developments and legal and regulatory rules affecting Bausch Health’s business. In particular, the Company can offer no assurance that any spinoff or other separation transaction will occur at all, or that any such transaction will occur on the terms and timelines anticipated by the Company. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements, and additional information regarding certain of these material factors and assumptions may also be found in the Company’s filings described above. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable, but readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes, unless required by law. Forward-Looking Statements

2 To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures, including Adjusted EBITDA. Management uses non-GAAP measures as key metrics in the evaluation of company performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes non-GAAP measures are useful to investors in their assessment of our operating performance and the valuation of our Company. In addition, non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. However, non-GAAP measures are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar non-GAAP measures. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP Information

Introductions: Board of Directors 3 Joseph C. Papa Chairman Richard U. DeSchutter D. Robert Hale Argeris (Jerry) N. Karabelas John A. Paulson Robert N. Power Russel C. Robertson Thomas W. Ross, Sr. Lead Independent Director Amy B. Wechsler, M.D. Sarah B. Kavanagh Andrew C. von Eschenbach, M.D Steven D. Miller Brett Icahn

4 Remarks from Chairman & CEO Joseph C. Papa 2021 Annual Meeting of Shareholders April 27, 2021

Impact on the World Today 5 Every day more than 150 million people around the world use a Bausch Health product

Our Vision, Mission and Values 6 Our Vision: To Be Your Trusted Health Care Partner Core Values: • Accountability • Agility • Courage • Integrity • Teamwork • Results Orientation Our Mission: Improving People’s Lives With Our Health Care Products

Exited 2020 with **Solid Momentum…**

Strong Execution

- Outperformed high end of 2020 guidance by generating revenue for 2020 that exceeded $8.0B
- Delivered strong adjusted EBITDA (non-GAAP)[2] for 2020 at top end of guidance range
- Produced solid cash from operations for 2020 that exceeded $1.1B
- Remained focused on deleveraging; repaid debt by ~$900M in 2020

Implemented COVID-19 Recovery Plan

- Displayed strong recovery trends across all business segments
- Grew market share across key promoted brands
- Invested behind pipeline for future growth opportunities

…Well Positioned for 2021[1]

Executing Our Business Recovery from COVID-19

- Positioned to benefit from tailwinds from the recovery

Unleashing Growth Drivers

- Capitalize on key growth drivers and catalysts
- Grow EBITDA, improve working capital and delever
- Continue to invest behind strong, durable brands and strengthen the pipeline

Accelerating Strategic Alternatives to Drive Shareholder Value

- Excluding divestitures, targeting ~$1B of debt paydown in 2021
- All internal objectives necessary for the spin of Bausch + Lomb anticipated to be achieved by 3Q21

7

BAUSCH Health

1. See Slide 1 for further information on forward-looking statements.
2. See Slide 2 and Appendix for further non-GAAP information.

Executing Our Business Recovery from COVID-19 Strategic Focus Execution, Growth & Accelerating Strategic Alternatives Unleashing Growth Drivers Accelerating Strategic Alternatives to Drive Shareholder Value 8 /International Diversified Products Actively pursuing all opportunities to expedite leverage improvement and deliver shareholder value

Unleashing Growth Drivers

Business Growth Drivers[1]

- SiHy daily: Ramp up and approvals globally
- Cataract surgery tailwind:
  - In U.S., ~4M surgeries are performed each year[2]
  - In 2020, we estimate ~650K surgeries or ~16% in U.S. were delayed while outside the U.S. we estimate 20% of the surgeries were delayed, creating a potential tailwind for 2021 and beyond[3]
- Continued global expansion of our International Rx portfolio
- Thermage® franchise: Expansion of sales force into Europe
- Strong performance and recovery of leading brands:

Xifaxan®


BAUSCH + LOMB
ULTRA

Trulance® (plecanatide)

LUMIFY® REDNESS RELIEVER EYE DROPS


Bio true

thermage® FLX

BAUSCH + LOMB PreserVision®

VYZULTA® (latanoprostene bunod ophthalmic solution), 0.024%

9

BAUSCH Health

1. See Slide 1 for further information on forward-looking statements.
2. MarketScope Q3 manufacturers survey.
3. Internal data.

10 • Initiate Amiselimod S1P2 Modulator Phase 2 trial3 – 1H21 • Readout of topline results of first of two Phase 3 trials for NOV03, an investigational treatment for dry eye disease associated with meibomian gland dysfunction4 – Completed April 2021 • Second Phase 3 trial ongoing; if positive, will allow for a filing to the FDA in 2022 • Readout of topline results of second of two Phase 3 trials for IDP-126, a combination retinoid, anti-bacterial and antibiotic topical, to treat acne vulgaris in patients nine years of age and older – Completed April 2021 • Following the results of a comparative bridging study, expected to submit NDA to the FDA in 2H22 • Initiate Phase 3 trial for rifaximin life cycle program RED-C (prevention of cirrhosis complications – HE5) – 2H21 • Initiate Phase 2 trial for rifaximin life cycle program including sickle cell – 2H21 • Expect to complete enrollment for Eyenovia Phase 3 trial for reduction of pediatric myopia6 – 2H22 • Expect to start Phase 3 trial for Risuteganib (Luminate®)11, an investigational treatment expected to help reverse vision loss due to dry AMD8,9 R&D: Upcoming Milestones Near-term Catalysts1 Phase 3 Topline Results Statistically significant topline data from the first Phase 3 trial (GOBI trial) All primary and secondary endpoints were achieved The GOBI trial met both of its co-primary endpoints, including: • Change from baseline in total Corneal Fluorescein Staining (tCFS10), a measure of assessing damage to the eye, achieved statistical significance at day 15 [p-value = 0.001] (secondary endpoint), with continued results through day 57 (primary endpoint) compared to control [p-value < 0.001], • Change from baseline in dryness score achieved statistical significance at day 15 [p-value = 0.009] (secondary endpoint), with continued results through day 57 (primary endpoint) compared to control [p-value < 0.001], as rated on a visual analogue scale (VAS) ranging from 0-100 (0 = no discomfort; 100 = maximum discomfort). The GOBI trial also met all of its secondary endpoints, showing statistically significant improvements in both the signs and symptoms of DED associated with MGD that were studied. • Study met its primary endpoint, change from baseline of tCFS10 over control, for both dosing regimens QID and BID (P < 0.001 and P = 0.009, respectively) • NOV03 showed pronounced improvement in various symptoms • For the Eye Dryness Score, changes from baseline were statistically significant compared with those of the control at week 8 [P < 0.001 (QID) and P = 0.002 (BID)] 1. See Slide 1 for further information on forward-looking statements. 2. Sphingosine 1-phosphate. 3. Exclusive licensing agreement with Mitsubishi Tanabe Pharma 4. Exclusive licensing agreement with NovaliqGmbH. 5. Hepatic encephalopathy. 6. Exclusive licensing agreement with Eyenovia, Inc. 7. https://journals.lww.com/corneajrnl/Abstract/9000/A_Randomized_Clinical_Study__SEECASE__to_Assess.95863.aspx. 8. Age-related Macular Degeneration. 9. Agreement to acquire all ophthalmology assets of Allegro. 10. Total corneal fluorescein staining. 11. Provisional name. Luminate® is a registered trademark of Allegro Ophthalmics. NOV03 SEECASE Study Published in The Journal of Cornea and External Disease7

Accelerating Strategic Alternatives to Expedite Spin-off1 • Financial segmentation of Bausch + Lomb anticipated to be complete by 1Q21 earnings (May) • All internal objectives necessary for the spin of Bausch + Lomb anticipated to be achieved by 3Q21 Noteworthy Milestones Potential Paths Forward: 3Q21 Actively pursuing all opportunities to expedite leverage improvement and deliver shareholder value 11 Use cash generated through asset divestitures Initial public offering with optionality Organic deleveraging • Grow EBITDA • Improve working capital efficiency • Delever 1. See Slide 1 for further information on forward-looking statements.

12 Closing Remarks

Executing Our Business Recovery from COVID-19 2021 Strategic Focus: Execution, Growth & Accelerating Strategic Alternatives Unleashing Growth Drivers Accelerating Strategic Alternatives to Drive Shareholder Value 13

14 Question & Answer Period

15 Appendix

Non-GAAP Appendix Adjusted EBITDA (non-GAAP) Adjusted EBITDA (non-GAAP) is GAAP net income (loss) attributable to Bausch Health Companies Inc. (its most directly comparable GAAP financial measure) adjusted for interest expense, net, income taxes, depreciation and amortization and certain other items, as further described below. Management believes that Adjusted EBITDA (non-GAAP), along with the GAAP measures used by management, most appropriately reflect how the Company measures the business internally and sets operational goals and incentives. In particular, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company’s underlying operational results and business performance. As a result, the Company uses Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (nonGAAP) is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, cash bonuses for the Company’s executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets. Restructuring and integration costs: The Company has incurred restructuring costs as it implemented certain strategies, which involved, among other things, improvements to its infrastructure and operations, internal reorganizations and impacts from the divestiture of assets and businesses. In addition, in connection with its acquisition of certain assets of Synergy Pharmaceuticals Inc. (“Synergy”), the Company has incurred certain severance and integration costs. With regard to infrastructure and operational improvements which the Company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. With regard to the severance and integration costs associated with the acquisition of certain assets of Synergy, these costs are specific to the acquisition itself and provided no benefit to the ongoing operations of the Company. As a result, the Company does not believe that such costs (and their impact) are truly representative of its underlying business. The Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company's operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors. Asset Impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangible assets, as well as impairments of assets held for sale, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes impairments, of intangible assets from measuring the performance of the Company and the business, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation. Goodwill Impairments: The Company excludes the impact of goodwill impairments. When the Company has made acquisitions where the consideration paid was in excess of the fair value of the net assets acquired, the remaining purchase price is recorded as goodwill. For assets that we developed ourselves, no goodwill is recorded. Goodwill is not amortized but is tested for impairment. The amount of goodwill impairment is measured as the excess of a reporting unit’s carrying value over its fair value. Management excludes these charges in measuring the performance of the Company and the business. Share-based Compensation: The Company has excluded recorded costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted. 16 Adjusted EBITDA

Non-GAAP Appendix Acquisition-related costs and adjustments excluding amortization of intangible assets: The Company has excluded the impact of acquisition- related costs and fair value inventory step-up resulting from acquisitions as the amounts and frequency of such costs and adjustments are not consistent and are impacted by the timing and size of its acquisitions. In addition, the Company has excluded the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments is not consistent and is significantly impacted by the timing and size of the Company's acquisitions, as well as the nature of the agreed-upon consideration. Loss on extinguishment of debt: The Company has excluded loss on extinguishment of debt as this represents a cost of refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such charges are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market out of management’s control. Separation costs and separation-related costs: The Company has excluded certain costs incurred in connection with activities taken to: (i) separate the eye-health business from the remainder of the Company and (ii) register the eye-health business as an independent publicly traded entity. Separation costs are incremental costs directly related to effectuating the separation of the eye-health business and include, but are not limited to; legal, audit and advisory fees, employee hiring, relocation and travel costs and costs associated with establishing a new board of directors and audit committee. Separation-related costs are incremental costs indirectly related to the separation of the eyehealth business and include but are not limited to; IT infrastructure and software licensing costs, rebranding costs and costs associated with facility relocation and/or modification. As these costs arise from events outside of the ordinary course of continuing operations, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company's operating performance, allow for a comparison of the financial results to historical operations and forward- looking guidance and, as a result, provide useful supplemental information to investors. Other Non-GAAP Charges: The Company has excluded certain other amounts, including legal and other professional fees incurred in connection with recent legal and governmental proceedings, investigations and information requests regarding certain of our legacy distribution, marketing, pricing, disclosure and accounting practices, litigation and other matters, and net gain on sales of assets. The Company has also excluded expenses associated with in-process research and development, as these amounts are inconsistent in amount and frequency and are significantly impacted by the timing, size and nature of acquisitions. Furthermore, as these amounts are associated with research and development acquired, the Company does not believe that they are a representation of the Company's research and development efforts during any given period. The Company has also excluded IT infrastructure investment, that are the result of other, noncomparable events to measure operating performance. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not normal operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not normal operating expenses. In addition, as opposed to more ordinary course matters, the Company considers that each of the recent proceedings, investigations and information requests, given their nature and frequency, are outside of the ordinary course and relate to unique circumstances. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation. 17 Adjusted EBITDA